UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 4, 2009

GENTA INCORPORATED
(Exact name of registrant specified in its charter)

Delaware	0-19635	33-0326866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Connell Drive, Berkeley Heights, NJ	07922
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:	(908) 286-9800

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers
Grant of Restricted Stock Units to Christopher P. Parios, Daniel Von Hoff and Douglas G. Watson

On July 16, 2009 each individual who was being nominated for re-election as a Director at the Annual Meeting to continue in service as a non-employee Board member following such meeting and tendered for cancellation his outstanding equity awards pursuant to the Company's Equity Award Exchange Offer was automatically granted an award of 695,658 restricted stock units.

Each individual nominated for re-election as a Director at the Annual Meeting, Christopher P. Parios, Daniel Von Hoff and Douglas G. Watson, tendered for cancellation all of their outstanding equity awards. The 2009 Stock Incentive Plan and accompanying option exchange program were approved by the Company’s stockholders at the Annual Meeting of Genta Stockholders on August 26, 2009.

On September 4, 2009, the Company filed Form S-8 for the Genta Incorporated 2009 Stock Incentive Plan, registering 83,478,929 shares of Genta Incorporated Common Stock, par value $0.001.

On September 8, 2009, the Company issued 695,658 shares of stock to each of the above-named Directors.

Grant of Restricted Stock Units to Raymond P. Warrell, Jr. M. D., Chairman and Chief Executive Officer, Loretta M. Itri, M.D., W. Lloyd Sanders, Senior Vice President and Chief Operating Officer and Gary Siegel, Vice President, Finance

On August 26, 2009, the Compensation Committee of the Board of Directors awarded the following grants of restricted stock units pursuant to the Company’s 2009 Stock Incentive Plan, and pursuant to the Company’s option exchange program.  The 2009 Stock Incentive Plan and accompanying option exchange program were approved by the Company’s stockholders at the Annual Meeting of Genta Stockholders on August 26, 2009.

Raymond P. Warrell, Jr. M. D., Chairman and Chief Executive Officer exchanged all of his outstanding options that had been granted pursuant to the Company’s 1998 Stock Incentive Plan, as amended.  In exchange for these options, on August 31, 2009, Dr. Warrell was granted 26,474,679 shares of restricted stock units. These restricted stock units will vest as follows: Sixty percent (60%) of the Initial Grant amount, or 15,884,807 shares shall vest as follows: 25%, or 3,971,202 shares, on the grant date, with the balance of the 60%, or 11,913,605 shares, vesting in thirteen (13) equal portions on quarterly anniversaries from the grant date, so as to be fully vested on December 31, 2012.  Twenty percent (20%) of the Initial Grant or 5,294,936 shares, shall vest on the date the Company has received notice from the U.S. Food and Drug Administration or from the European Medicines Agency that Genasense® has been approved for marketing by U.S. Food and Drug Administration (FDA) or European Medicines Agency (EMEA). Twenty percent (20%) of the Initial Grant, or 5,294,936 shares, shall vest on the date when the market capitalization of the Company first exceeds ten (10) times the market capitalization value as of the Initial Grant date. The market capitalization value shall be calculated for the grant date and for the vesting date using a standard measure of the Company’s daily closing stock price multiplied by the number of shares issued and outstanding on each of those dates. The market capitalization of Genta Incorporated on the Initial Grant date of August 31, 2009 was $50,869,855.58 determined by multiplying the closing stock price of $0.38, as reported by Bloomberg.com, by the number of Genta shares issued and outstanding of 133,868,041, as determined by The Company.

Loretta M. Itri, M.D., President, Pharmaceutical Development and Chief Medical Officer exchanged all of her outstanding stock options that had been granted pursuant to the Company’s 1998 Stock Incentive Plan, as amended. In exchange for these options, on August 31, 2009, Dr. Itri was granted 9,071,990 shares of restricted stock units. These restricted stock units will vest as follows: twenty percent (20%) of the Initial Grant amount, or 1,814,398 shares, shall vest as follows: 25%, or 453,600 shares, on the grant date, with the balance of the 20%, or 1,360,798 shares, vesting in thirteen (13) equal portions on quarterly anniversaries from the grant date, so as to be fully vested on December 31, 2012. Forty percent (40%) of the Initial Grant, or 3,628,796 shares, shall vest on the date the Company has received notice from the FDA that Genasense has been approved for marketing by FDA in the United States.  Forty percent (40%) of the Initial Grant, or 3,628,796 shares, shall vest on the date the Company has received notice from the EMEA that Genasense has been approved for marketing by EMEA in Europe.

W. Lloyd Sanders, Senior Vice President and Chief Operating Officer, exchanged all of his outstanding options that had been granted pursuant to the Company’s 1998 Stock Incentive Plan, as amended.  In exchange for these options, on August 31, 2009, Mr. Sanders was granted 4,412,446 shares of restricted stock units.  These restricted stock units will vest as follows: twenty-five percent (25%) of the shares shall vest as follows:  (i) 367,704 shares on November 21, 2009; (ii) 367,704 shares on March 22, 2010; and (iii) 367,704 shares on May 17, 2010. Twenty-five percent (25%) of the shares shall vest when the gross revenues of all Products owned or in-licensed by Genta and then marketed  by either Genta or any partner licensed to market or co-market such Products (without regard for whether Genta or the partner primarily accounts for such revenues, books such revenues) in any calendar year equals or exceeds $100,000,000.  Such vesting will occur on the date on which the Compensation Committee first certifies the gross revenues as having exceeded $100,000,000 in any calendar year, but in any event no later than 30 days after release of Genta’s quarterly SEC Form 10-Q as evidence this milestone has been achieved.  The remaining shares shall vest in two equal installments on August 31, 2010 and August 31, 2011, respectively.

Gary Siegel, Vice President, Finance, exchanged all of his outstanding stock options that had been granted pursuant to the Company’s 1998 Stock Incentive Plan, as amended.  In exchange for these options, on August 31, 2009, Mr. Siegel was granted 2,941,631 shares of restricted stock units.  These restricted stock units will vest as follows: (i) 245,136 shares will vest on November 21, 2009; (ii) 245,136 shares will vest on March 22, 2010; (iii) 245,136 shares will vest on May 17, 2010; (iv) twenty-five percent (25%) will vest on August 31, 2010; (v) twenty-five percent (25%) will vest on August 31, 2011; and (vi) twenty-five percent (25%) will vest on August 31, 2012.

On September 4, 2009, the Company filed Form S-8 for the Genta Incorporated 2009 Stock Incentive Plan, registering 83,478,929 shares of Genta Incorporated Common Stock, par value $0.001.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

Date:	September 11, 2009	By:	/s/ GARY SIEGEL
		Name:	Gary Siegel
		Title:	Vice President, Finance